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                                                                   EXHIBIT 21.01

                   SUBSIDIARIES* OF CARAUSTAR INDUSTRIES, INC.

                                                                                        STATE OF
                            NAME                                                      INCORPORATION          Trade, D/B/A Names
                            ----                                                      --------------         -------------------
         Austell Box Board Corporation                                                Georgia
         Austell Holding Company, LLC                                                 Georgia
         Buffalo Paperboard Corporation                                               New York
         Camden Paperboard Corporation                                                New Jersey
         Caraustar, G.P. (a general partnership)                                      South Carolina
         Caraustar Custom Packaging Group, Inc.                                       Delaware
         Caraustar Custom Packaging Group (Maryland), Inc.                            Maryland
         Caraustar Exports, Inc.                                                      U.S. Virgin Islands
         Caraustar Industrial & Consumer Products Group, Inc.                         Delaware
         Caraustar Industrial & Consumer Products Group, Ltd.                         Leyland, Lancaster,
                                                                                      United Kingdom
         Caraustar Paperboard Corporation                                             Ohio                             **
         Caraustar Paper Tube de Mexico (65% owned)                                   Mexico
         Caraustar Recovered Fiber Group, Inc.                                        Delaware
         Carolina Component Concepts, Inc.                                            North Carolina
         Carolina Converting Incorporated                                             North Carolina
         Carolina Paper Board Corporation                                             North Carolina
         Carotell Paper Board Corporation                                             South Carolina
         Chattanooga Paperboard Corporation                                           Tennessee
         Chicago Paperboard Corporation                                               Illinois
         Cincinnati Paperboard Corporation                                            Ohio
         Columbus Recycling, Inc.                                                     Georgia
         Federal Transport, Inc.                                                      Ohio
         Gypsum MGC, Inc.                                                             Delaware
         Halifax Paper Board Company, Inc.                                            North Carolina
         McQueeny Gypsum Company                                                      Delaware
         McQueeny Gypsum Company, LLC                                                 Delaware
         New Austell Box Board Company                                                Georgia
         Paper Recycling, Inc.                                                        Georgia
         Paragon Plastics, Inc. (80% owned)                                           South Carolina
         PBL Inc.                                                                     Delaware                        ***
         Reading Paperboard Corporation                                               Pennsylvania
         Richmond Paperboard Corporation                                              Virginia
         Sprague Paperboard, Inc.                                                     Connecticut
         Sweetwater Paper Board Company, Inc.                                         Georgia

* Each subsidiary is wholly owned (directly or, indirectly) by Caraustar Industries, Inc. unless otherwise indicated.

** Does business in Ohio as Rittman Paperboard and Cleveland Paper Stock and in Iowa as Tama Paperboard.

*** Does business in Indiana as PBL Indiana Inc.